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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)      November 15, 2004
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                                 Accessity Corp.
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             (Exact name of registrant as specified in its charter)



          New York                   0-21467                    11-2750412
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(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)



                 12514 West Atlantic Boulevard                33071
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           (Address of principal executive offices)         (Zip Code)



Registrant's telephone number, including area code      (954) 752-6161
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         (Former name or former address, if changed since last report.)



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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 15, 2004, the Company announced via press release the Company's financial results for its third quarter ended September 30, 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1. The attached exhibit is provided under Item 2.02 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.






ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

            (c)   List of Exhibits

                  99.1 Press Release dated November 16, 2004 entitled Accessity Corp. Reports Third Quarter 2004 Results.






                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Accessity Corp.


                                        By:     /s/ Barry Siegel
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                                        Name:   Barry Siegel
                                        Title:  Chairman of the Board, President
                                                and Chief Executive Officer


Date:  November 18, 2004









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                                INDEX OF EXHIBITS


        99.1 Press Release dated November 16, 2004 entitled Accessity Corp. Reports Third Quarter 2004 Results.





















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